Exhibit 99.1

MindMed Strengthens Executive Team with Appointment of Brandi Roberts, CPA, as Chief Financial Officer

NEW YORK, May 27, 2025 – Mind Medicine (MindMed) Inc. (NASDAQ: MNMD), (the "Company" or "MindMed"), a late-stage clinical biopharmaceutical company developing novel product candidates to treat brain health disorders, today announced the appointment of Brandi L. Roberts as its Chief Financial Officer (CFO), effective June 2, 2025. In her new role, Ms. Roberts will join MindMed’s executive leadership team where she will oversee all aspects of financial strategy, capital planning, accounting, investor relations and information technology as the Company advances its clinical development and commercial priorities for its lead product candidate MM120 orally disintegrating tablet (ODT) for generalized anxiety disorder (GAD) and major depressive disorder (MDD).

“Brandi joins MindMed at a pivotal moment for the company, bringing with her a powerful combination of financial acumen, strategic vision, and deep biotech sector expertise,” said Rob Barrow, Chief Executive Officer of MindMed. “Her proven track record leading public companies through transformative milestones, including initial public offerings (IPO), business development and investor engagement makes her a valuable addition to our organization. As we accelerate toward the potential commercialization of MM120 ODT, her understanding of the healthcare landscape and executional strength will be instrumental in advancing our strategy, driving growth, and delivering long-term value for both patients and shareholders.”

“MindMed is leading a true paradigm shift in mental health treatment, and I’m excited to collaborate with a team renowned for its exceptional depth and breadth of experience in drug development,” said Ms. Roberts. “With MM120 ODT, the company is advancing a potential breakthrough for the millions of people in the U.S. suffering from GAD and MDD. Joining MindMed is an extraordinary opportunity to continue building a robust financial infrastructure that matches the strength of the Company’s science; delivering a comprehensive strategic financial vision built to support innovation, agility, and access with the goal of helping patients and making a meaningful impact in addressing the mental health crisis.”

Ms. Roberts has more than 25 years of financial leadership experience within the life sciences industry. Most recently, she served as CFO and Executive Vice President of Longboard Pharmaceuticals, where she helped lead the company through its IPO, multiple financings, and ultimately, its $2.6 billion acquisition by Lundbeck in 2024. Throughout her career, Ms. Roberts has played pivotal roles in scaling operations, supporting clinical development, and managing investor relations with leading investors, funds, and analysts. She has held CFO roles at Lineage Cell Therapeutics, REVA Medical, and Mast Therapeutics, and senior finance positions at Alphatec Spine, Inc., Artes Medical, Inc., Stratagene Corporation, and Pfizer, Inc. Ms. Roberts received her MBA from the University of San Diego and her B.S. degree in business administration in Accounting and Finance from the University of Arizona. She is a Certified Public Accountant in the State of California and currently serves on the board of advisors for Life Science Cares San Diego and the board for the Association of Bioscience Financial Officers Southwest chapter.

Inducement Grants under Nasdaq Listing Rule 5635(c)(4)

In connection with her appointment as Chief Financial Officer on June 2, 2025, MindMed will grant Ms. Roberts on such date inducement awards consisting of (i) an option to purchase 500,000 common shares of the Company (the "Option") and (ii) 125,000 performance share units (the “PSUs”) (assuming achievement at target levels of performance) that, if earned, will be settled in MindMed common shares upon vesting. The Option will have an exercise price equal to the closing price of MindMed’s common shares on May 30, 2025, the last trading day on which MindMed’s common shares will trade prior to the date of the grant and will vest over a four-year period with 25% vesting on the first anniversary and the remaining 75% vesting in 36 equal monthly installments over the three-year period thereafter, subject to her continued employment. The PSUs will vest on the third anniversary of the grant date, subject to continued service through the vesting date. Actual earned PSUs can range from 0%-200% of the target number of PSUs and will be based on the achievement of certain performance metrics as measured at the end of the three-year performance period.

The inducement awards to Ms. Roberts will be granted as a material inducement to her entering into employment with MindMed and were approved by MindMed's Compensation Committee on May 21, 2025, in accordance with Rule 5635(c)(4) of The NASDAQ Stock Market LLC. The awards were granted outside MindMed's equity incentive plans.

About MindMed

MindMed is a late-stage clinical biopharmaceutical company developing novel product candidates to treat brain health disorders. Our mission is to be the global leader in the development and delivery of treatments that unlock new opportunities to improve patient outcomes. We are developing a pipeline of innovative product candidates, with and without acute perceptual effects, targeting neurotransmitter pathways that play key roles in brain health. MindMed trades on NASDAQ under the symbol MNMD.

Forward-Looking Statements

Certain statements in this news release related to the Company constitute "forward-looking information" within the meaning of applicable securities laws and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as "will", "may", "should", "could", "intend", "estimate", "plan", "anticipate", "expect", "believe", "potential" or "continue", or the negative thereof or similar variations. Forward-looking information in this news release includes, but is not limited to, statements regarding the Company’s beliefs regarding potential benefits of MM120 ODT for GAD and MDD; the size of the addressable market for MM120 ODT for treatment of GAD and MDD; the Company’s plans to appoint Ms. Roberts as CFO effective June 2, 2025, and to grant her inducements awards in connection therewith. There are numerous risks and uncertainties that could cause actual results and the Company's plans and objectives to differ materially from those expressed in the forward-looking information, including history of negative cash flows; limited operating history; incurrence of future losses; availability of additional capital; compliance with laws and regulations; legislative and regulatory developments, including decisions by the Drug Enforcement Administration and states to reschedule any of our product candidates, if approved, containing Schedule I controlled substances, before they may be legally marketed in the U.S.; difficulty associated with research and development; risks associated with clinical studies or studies; heightened regulatory scrutiny; early stage product development; clinical study risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; ability to maintain effective patent rights and other intellectual property protection; as well as those risk factors discussed or referred to herein and the risks, uncertainties and other factors described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 under headings such as "Special Note Regarding Forward-Looking Statements," and "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company's profile on SEDAR+ at www.sedarplus.ca and with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise.

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